SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                               (Amendment No.   )


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          UNION BANKSHARES COMPANY
---------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)


---------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
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was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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


                          UNION BANKSHARES COMPANY
                               66 Main Street
                           Ellsworth, Maine 04605

                                                             April 19, 2004

Dear Stockholder:

      The 2004 Annual Meeting of the Stockholders of Union Bankshares Company will be held at 11:00 a.m. local time on Thursday, May 20, 2004 at the White Birches Restaurant, Route 1, Hancock, Maine. The directors and officers join me in inviting you to attend this meeting.

      Enclosed are the Clerk's official Notice of Annual Meeting, a proxy statement and a form of proxy. Please sign the proxy and return it in the enclosed self-addressed envelope so that your shares will be voted at the meeting if you are unable to attend.

      We look forward to seeing you on May 20th.

                                       Very truly yours,

                                       /s/ Peter A. Blyberg

                                       Peter A. Blyberg
                                       President

===========================================================================
It is important that proxies be returned promptly. Each stockholder is urged to fill in, date and sign the enclosed proxy and mail it in the self addressed envelope provided. In the event a stockholder decides to attend the meeting, he or she may, if he or she wishes, revoke his or her proxy and vote his or her shares in person.
===========================================================================

                          UNION BANKSHARES COMPANY
                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MAY 20, 2004

      Notice is hereby given that the Annual Meeting of the Stockholders of Union Bankshares Company (the "Company") will be held at the White Birches Restaurant, Route 1, Hancock, Maine on May 20, 2004 at 11:00 a.m. to consider and act upon the following proposals:

      1.    To set the number of directors at 18.

      2. To elect as directors the nominees listed in the enclosed Proxy Statement.

      3.    To elect Sally J. Hutchins as Clerk of the Company.

      4. To ratify the appointment of Berry, Dunn, McNeil & Parker ("BDMP") as independent auditors of the Company for 2004.

      5. To transact such other business as may properly come before the meeting or any adjournment thereof.

      Stockholders of record as of the close of business on March 22, 2004 will be entitled to notice of and to vote at the meeting.

                                       By Order of the Board of Directors


                                       Sally J. Hutchins
                                       Clerk

                          UNION BANKSHARES COMPANY
                               66 MAIN STREET
                           ELLSWORTH, MAINE 04605

                               PROXY STATEMENT
                        MAILING DATE: APRIL 19, 2004

                       ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD THURSDAY, MAY 20, 2004

                                   GENERAL

      This proxy statement is furnished to the stockholders of Union Bankshares Company (the "Company") in connection with the solicitation of proxies on behalf of the Company for use at the 2004 Annual Meeting of Stockholders (the "Meeting") to be held on Thursday, May 20, 2004 at 11:00 a.m. at the White Birches Restaurant, Route 1, Hancock, Maine pursuant to the accompanying Notice of Annual Meeting of Stockholders. A proxy card for use at the Meeting and a return envelope for the proxy are enclosed. The proxy, when properly executed, will be voted on behalf of the stockholder in the manner directed in the form of proxy.

      Revocation of Proxies. A stockholder who executes the proxy may, prior to its use, revoke it by written instrument, by a subsequently executed proxy or, if he or she attends the Meeting, by notifying the Clerk or by giving notice at the Meeting.

      Solicitation of Proxies. Proxies are being solicited by the Board of Directors of the Company principally through the mail. Proxies may also be solicited personally or by telephone by regular employees of the Company. The entire expense of solicitation, including cost of preparing, assembling and mailing the proxy materials, will be borne by the Company.

               VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      Record Date and Voting Rights. As of March 22, 2004, the Company had outstanding 572,393 shares of its common stock (the "Common Stock"), par value $12.50 per share, each share of which is entitled to one vote upon each of the matters presented at the Meeting. Only stockholders of record at the close of business on March 22, 2004, the record date, are entitled to vote at the Meeting. The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote will constitute a quorum. We began mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card on or about April 19, 2004.

      Assuming a quorum is present, action may be taken by the holders of a majority of the shares present and voting on any matter brought before the Meeting, unless the Company's articles of incorporation or bylaws or state law requires a greater number of votes. Votes recorded by proxy will be counted immediately prior to the Meeting and the results will be announced at the Meeting. Stockholders who are present will have an opportunity to vote on each matter brought before the Meeting. With the exception of election of directors, a majority of the shares present and voting before the meeting must be voted FOR each proposal for the applicable proposal to be approved.

      Directors are elected by a plurality of the votes cast at a meeting in which a quorum is present. In connection with the election of directors, votes may be cast in favor of or withheld from each nominee. Votes withheld from director nominees will be counted in determining whether a quorum has been reached. However, since directors are elected by a plurality, a vote against a director nominee and votes withheld from a nominee or nominees generally will not affect the outcome of the election.

      In the event of any abstentions or broker non-votes with respect to any proposal coming before the Meeting, the proxy will be counted as present for purposes of determining the existence of a quorum; but since they are neither a vote cast in favor of, nor a vote cast opposing, a proposed action, abstentions and broker non-votes typically will not be counted as a vote cast on any routine matter. A broker non-vote generally occurs when a broker who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter. Therefore, abstentions and broker non-votes generally have no effect under Maine law with respect to the election of directors or other matters requiring the approval of only those casting a vote at the meeting.

      If you sign the proxy card but do not make specific choices, your proxy will vote your shares FOR each of the proposals identified.

      Security Ownership of Certain Beneficial Owners. The following table lists, as of March 22, 2004, the number of shares of the Company's Common Stock, par value $12.50, and the corresponding percentage of total Common Stock beneficially owned by the only stockholder who is the beneficial owner of more than five percent of the Common Stock of the Company. In general, beneficial ownership includes those shares that a person has the power to vote, sell, or otherwise dispose of. Beneficial ownership also includes that number of shares which an individual has the right to acquire within 60 days. Two or more persons may be considered the beneficial owner of the same share. We obtained the information provided in the following table from filings with the U.S. Securities and Exchange Commission (the "SEC") and with the Company.


                                           Common Stock
Name and Address of Beneficial Owner    Beneficially Owned    Percent of Class
------------------------------------    ------------------    ----------------

Almarach Associates PA, LP                    37,767                6.60%
MME Suite 100
3993 Huntingdon Pike
Huntingdon Valley, PA 19006

      Security Ownership of Management. The following table lists, as of March 22, 2004, the number of shares of the Company's Common Stock, par value $12.50, including directors' qualifying shares, and the corresponding percentage of total Common Stock beneficially owned by each director and nominee for director, by each named executive officer of the Company identified in the Summary Compensation Table, and by all executive officers and directors as a group. Except as otherwise indicated, each person shown in the table has sole voting and investment power with respect to the shares of common stock listed next to their name. The information set forth below is based upon director questionnaires distributed and completed by each director and nominee, and upon stock records maintained by the Company.


                                      Common Stock          Percent
            Name                 Beneficially Owned(1)    of Class(2)
-----------------------------    ---------------------    -----------

Arthur J. Billings(3)                       744                *
Peter A. Blyberg(4)                         631                *
Blake B. Brown(5)                           390                *
Richard C. Carver                            60                *
Peter A. Clapp                              894                *
Samuel G. Cohen(6)                          463                *
Sandra H. Collier                           214                *
Robert B. Fernald(7)                      1,480                *
Douglas A. Gott(8)                        2,021                *
John P. Lynch(9)                            960                *
James L. Markos, Jr.                        281                *
Rebecca J. Sargent                           62                *
John V. Sawyer, II(10)                    3,251                *
Stephen C. Shea(11)                      13,489              2.36%
Robert W. Spear(12)                         239                *
Paul L. Tracy(13)                           923                *
Total ownership of all listed
 Directors and other officers
 (20 persons)                            27,215              4.75%

--------------------
*     Represents ownership of less than 1%.
<F1>  See "Security Ownership of Certain Beneficial Owners" for a
      definition of "beneficial ownership."
<F2>  Based on 572,393 shares of Common Stock outstanding on March 22,
      2004.
<F3>  Includes 115 shares owned by Mr. Billing's spouse.
<F4>  Includes 125 shares owned by Mr. Blyberg's spouse.
<F5>  Includes 290 shares owned jointly with spouse.
<F6>  Includes 463 shares owned jointly with spouse.
<F7>  Includes 506 shares owned by Mr. Fernald's spouse.
<F8>  Includes 79 shares owned by Mr. Gott's spouse.
<F9>  Includes 960 shares owned jointly with spouse.
<F10> Includes 441 shares owned by Mr. Sawyer's spouse.
<F11> Includes 5,473 shares owned by Mr. Shea's spouse and 7,916 shares owned by Mr. Shea's business, E.L. Shea.




<F12> Includes 239 shares owned jointly with spouse.
<F13> Includes 305 shares owned jointly with spouse, 24 shares as custodian for son, and 508 shares owned by Mr. Tracy's business, the Winter Harbor Agency.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons who beneficially own more than ten (10) percent of the stock of the Company to file initial reports of ownership and reports of changes in ownership. Such persons are also required by the SEC regulations to furnish the Company with copies of these reports. Based upon copies of Forms 3, 4 and 5 submitted to and retained by the Company, the Company knows of no director, officer or beneficial owner of more than ten percent (10%) of the total outstanding shares of Common Stock who either failed to file an appropriate ownership report with the SEC, or who filed such report other than on a timely basis.

                        _____________________________

                                 PROPOSAL 1:

                             NUMBER OF DIRECTORS

                        _____________________________

      The Bylaws of the Company provide for not fewer than 10 nor more than 25 directors, with the directors serving "staggered terms" of three years. Management recommends that the number of directors be set at 18. Election of those persons nominated for re-election at the Meeting will result in a Board of Directors with 14 members. Under the terms of the Bylaws, the Board of Directors has the authority to fill the 4 remaining vacancies between annual meetings. It believes that setting the number of directors at 18 is appropriate in order to accommodate possible additions to the Board of Directors during 2004.

      The Board of Directors unanimously recommends a vote "FOR" the setting of the number of directors of the Company at 18.

                        _____________________________

                                 PROPOSAL 2:

                            ELECTION OF DIRECTORS

                        _____________________________

      The Board of Directors has nominated for re-election to three year terms at the 2004 Meeting Messrs. Brown, Gott, Markos, Sawyer and Tracy. Each of the nominees has consented to be named as a nominee and to serve if elected. In the event any nominee shall be unable to serve, discretionary authority is reserved by management to vote for a substitute to be nominated by the Board. Proxies cannot be voted for a greater number of persons than the number of nominees named.

      The following table sets forth the names, occupations, ages and terms of service of all directors and nominees. Each director is also presently a director of the Company's banking subsidiary, Union Trust Company (the "Bank").

      The Board of Directors unanimously recommends a vote "FOR" all of the nominees for election as directors.


                                                                                              Year First
                                                                                              Elected As
                                                                              Age as of    Director of the
      Nominees:          Principal Occupation Now and for Past 5 years         3/22/04         Company
---------------------    ---------------------------------------------        ---------    ---------------

Term expires in 2004:
---------------------

Blake B. Brown           President and Owner, Brown's Appliance and TV            58             1999
                         since 1995

Douglas A. Gott          Owner, Douglas A. Gott & Sons, General                   70             1986
                         Contractors since 1973

James L. Markos, Jr.     General Manager, Maine Shellfish Company, Inc.           55             1999
                         since 1982

John V. Sawyer, II       Retired, President, Worcester-Sawyer Agency              70             1984
                         Insurance & Real Estate, in 1997; Chairman of the
                         Board of the Company and the Bank since 1988

Paul L. Tracy            President and owner of Winter Harbor Agency              41             1995
                         since 1990; Vice President and co-owner of
                         Schoodic Insurance Services since 1994; Co-
                         owner of Grindstone Financial Group LLC since
                         1995; Co-owner of Insurance Source of Maine
                         since 1998; Vice President and co-owner of MDI
                         Insurance Agency since 1999

Continuing Directors:
---------------------

Term expires in 2005:
---------------------

Peter A. Blyberg         President and CEO of the Company and the Bank            60             1993
                         since 1996; former Executive Vice President of
                         the Company and the Bank

Peter A. Clapp           President, Blue Hill Garage since 1989                   59             1995

Sandra H. Collier        Attorney, Ferm, Collier & Larson from 1992 to            52             1992
                         1997; Attorney, Sandra Hylander Collier Law
                         Offices since 1997

Term expires in 2006:
---------------------

Arthur J. Billings       President, Barter Lumber Company since 1980              48             1990

Richard C. Carver        Owner and Manager, Carver Oil Company from               71             1984
                         1959 to 2003; Part Owner of Carver Industries
                         since 1975.

Samuel G. Cohen          Attorney, Samuel G. Cohen Law Offices from               63             2001
                         1969 to 2000; Attorney, Cohen & Cohen since
                         2001

Robert B. Fernald        Treasurer, A.C. Fernald Sons, Inc. and Jordan-           70             1986
                         Fernald since 1967

Stephen C. Shea          Treasurer, E.L. Shea, Inc.; President, Shea              56             1988
                         Leasing since 1982




Robert W. Spear          Legislator, State of Maine from 1997-1999;               61             2001
                         Commissioner of Agriculture, State of Maine since
                         1999

                        COMMITTEES AND BOARD MEETINGS

Board Meetings          The Board of Directors of the Company met twelve
                        times in 2003. Each director attended at least seventy-five percent of the total number of meetings of the Board of Directors and of committees, of which he or she was a member, held during that year. With the exception of Mr.
                        Blyberg, all of the members of the Board of Directors are independent, as defined under the Nasdaq Stock Market listing standards.

Executive Committee     The Bylaws of the Company provide that, at the
and Other Committees    annual meeting of the Directors, the Board shall
                        designate from among its members an Executive
                        Committee. The Executive Committee possesses all of the powers of the Board of Directors with regard to ordinary operations of the business of the Company when the Board is not in session, subject to any specific vote of the Board. At December 31, 2003 and as of the date of this statement, the Executive
                        Committee is comprised of Messrs. Blyberg, Sawyer,
                        Shea and Cohen and Ms. Collier.

                        The Bylaws of the Company provide that the Board of Directors may elect or appoint such other committees as it may deem necessary or convenient to the operations of the Company. The Company has a standing Audit Committee and a Corporate Governance Committee, which also serves as the Company's Nominating Committee. The Bank has a standing Compensation Committee.

Corporate Governance    The Board of Directors has appointed a standing
Committee               Corporate Governance Committee, which also serves
                        as the Company's Nominating Committee. The
                        Corporate Governance Committee is currently comprised of Messrs. Billings, Cohen, Markos and
                        Sawyer, each of whom is a non-management, independent director, as defined under The Nasdaq
                        Stock Market listing standards. The Corporate
                        Governance Committee convened four times during the fiscal year ended December 31, 2003. The written charter of the Corporate Governance Committee, setting forth the duties and responsibilities of the Corporate Governance Committee, is attached as Annex A.

                        Nominees for election to the Board of Directors are selected by the Corporate Governance Committee and are presented to the full Board for approval. The Board of Directors will consider nominees recommended by stockholders if submitted in writing to Sally J. Hutchins, Clerk, Union Bankshares Company, P.O. Box

                        479, Ellsworth, Maine 04605 not less than three months in advance of the date of the annual meeting.

                        It is the policy of the Board of Directors to select individuals as director nominees who shall have the following characteristics:

                        *     successful business, government or
                              professional experience, or previous board experience;

                        * other desirable experience or expertise, appropriate for the Company's business and Board composition;

                        * appropriate personal characteristics, such as integrity accountability and sound business judgment;

                        *     resides in the Bank's service area;

                        * has a willingness and ability to commit the necessary time toward Board membership; and

                        * a commitment to the growth and profitability of the Bank

                        When selecting nominees, the Corporate Governance Committee also considers the composition of the Board and nominates individuals who will balance the expertise, perspective and age range of the Board. Stockholder nominees are analyzed by the Board in the same manner as nominees that are identified by the Board. The Company does not pay a fee to any third party to identify or evaluate nominees.

                        Each of Messrs. Brown, Gott, Markos, Sawyer and Tracy were nominated by the non-management, independent directors of the Corporate Governance Committee. As of December 19, 2003, the Board had not received any shareholder recommendations for nominees in connection with the 2004 Annual Meeting.

Compensation            In 2004, the Board of Directors of the Bank
Committee               appointed a standing Compensation Committee. The
                        Compensation Committee is currently comprised of Messrs. Cohen, Sawyer, Shea and Spear and Ms.
                        Collier, each of whom is a non-management, independent director, as defined under The Nasdaq
                        Stock Market listing standards. The Compensation
                        Committee has the responsibility for formulating a compensation recommendation with respect to Mr.
                        Blyberg, the President and CEO of the Company and the Bank. The Company does not have a formal
                        Compensation Committee.

                        Executive compensation, including Mr. Blyberg's compensation, is the responsibility of the Compensation Committee.

Audit Committee         The Board of Directors has appointed a standing
                        Audit Committee. The Audit Committee currently is comprised of Messrs. Clapp, Fernald and Spear, each of whom is a non-management, independent director, as defined under The Nasdaq Stock Market listing standards. The principal functions of the Audit
                        Committee include but are not limited to:

                        * assisting the Board of Directors to fulfill its fiduciary obligations with respect to the accounting, financial reporting, internal control and compliance functions of the Company;

                        * appointing, compensating, retaining and overseeing the work of the independent public accountants;

                        *     reviewing the scope and cost of the
                              independent public accountant's audit; and

                        * considering the independent accountant's reports concerning its conduct of the audit, including any comments and any recommendations with respect to which the Board of Directors might take action.

                        The Audit Committee convened seven times during the fiscal year ended December 31, 2003. On February 7, 2001, the Audit Committee adopted a written charter setting forth the duties and responsibilities of the Audit Committee. The Board of Directors adopted the Audit Committee Charter on April 11, 2001, and amended the Charter in June, 2003. A copy of the Charter is attached as Annex B to this proxy statement. During 2003, Richard W. Teele was determined by the Board of Directors to qualify as a "financial expert" as the term is defined by SEC regulations. Mr. Teele retired as director on March 10, 2004, and the Board of Directors is currently in the process of identifying and appointing a new "financial expert" to serve on the Company's Audit Committee.

                             EXECUTIVE OFFICERS

      Each executive officer of the Company is identified in the following table, which also sets forth the respective office, age and period served in that office of each person listed. Executive officers are elected annually by the Board of Directors.


                                                                                          Elected
       Name           Principal Occupation Now and for Past 5 Years               Age    to Office
------------------    ---------------------------------------------               ---    ---------

Peter A. Blyberg      President and CEO of the Bank and the Company since         60        1993
                      April 1, 1996. Formerly Executive Vice President, COO
                      and Treasurer of the Bank and the Company.




John P. Lynch         Executive Vice President, Regional Manager of the           57        1996
                      Bank since December 10, 2003. Executive Vice
                      President of the Company since 1999. Formerly,
                      Executive Vice President, Senior Banking Officer of the
                      Bank from 1999-2003. Senior Vice President of the
                      Company and Senior Vice President, Senior Banking
                      Officer of the Bank from 1996 to 1999. Formerly Senior
                      Vice President - Loans of the Bank.

Sally J. Hutchins     Senior Vice President and Clerk of the Company and          48        1988
                      Senior Vice President, Treasurer, and Clerk of the Bank
                      since December 8, 1999. Formerly Vice President and
                      Clerk of the Company from 1993 to 1999. Formerly
                      Vice President, Treasurer, Controller and Clerk of the
                      Bank since 1996. Formerly Vice President, Controller
                      and Clerk of the Bank.

Peter F. Greene       Senior Vice President, Chief Administrative Officer of      44        1996
                      the Bank since December 10, 2003. Senior Vice
                      President of the Company since December 8, 1999.
                      Senior Vice President, Senior Bank Services Officer of
                      the Bank from 1999 to 2003. Vice President of the
                      Company from 1996 to 1999. Vice President, Senior
                      Bank Services Officer of the Bank from 1997 to 1999.

Timothy R. Maynard    Senior Vice President, Chief Financial Officer of the       37        2003
                      Company since June 16, 2003. Formerly Vice
                      President and Controller of Bangor Savings Bank from
                      1999 to 2003, and Senior Auditor of Bangor Savings
                      Bank from 1993 to 1999.

Rebecca J. Sargent    Senior Vice President, Senior Financial Services Officer    39        1996
                      of the Bank and the Company since December 8, 1999.
                      Formerly Vice President, Senior Trust Officer of the
                      Company from 1997 to 1999 and Vice President,
                      Senior Trust Officer of the Bank from 1996 to 1999.
                      Formerly Vice President, Trust Officer of the Company
                      and Assistant Vice President, Trust Officer of the Bank.

Richard W. Teele        Secretary of the Company since 1988. Retired in 1995      72        1988
                        from the Bank. Formerly Executive Vice President,
                        Treasurer and Secretary of the Bank and the Company.

           STOCKHOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

      Shareholders may contact our Board of Directors by contacting Sally
J. Hutchins, Clerk, Union Bankshares Company, P.O. Box 479, Ellsworth, Maine 04605. All comments will be forwarded directly to the Board of Directors.

      It is our policy that all directors and nominees should attend the Annual Meeting. At the 2003 Annual Meeting, 12 of 15 members of the Board of Directors were in attendance.

              COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

      Executive Compensation. The following table sets forth all annual compensation received during each of the Company's last three fiscal years by Mr. Blyberg, Mr. Lynch and Ms. Sargent who are the only executive officers for whom such compensation exceeded $100,000 in any reported year. Mr. Blyberg serves in comparable positions with both the Bank and the Company. Mr. Lynch serves as Executive Vice President, Regional Manager of the Bank and Executive Vice President of the Company. Ms. Sargent serves in comparable positions with both the Bank and the Company. Executive compensation is paid by the Bank.

                         SUMMARY COMPENSATION TABLE


                                                                         Long Term Compensation
                                                                    --------------------------------
                                     Annual Compensation                    Awards           Payouts
                              ----------------------------------    ---------------------    -------
                                                        Other       Restricted
                                                       Annual          Stock                   LTIP       All Other
Name and Principal                         Bonus    Compensation      Awards      Options    Payouts    Compensation
     Positions        Year    Salary($)     ($)        ($)(1)         ($)(3)        (#)        ($)         ($)(2)
------------------    ----    ---------    -----    ------------    ----------    -------    -------    ------------

Peter A. Blyberg      2003     176,400     12,700         -            4,403         -          -           4,567
  President and       2002     168,000      7,890         -            1,680         -          -           3,550
  Chief Executive     2001     161,200      7,890         -            3,150         -          -           3,446
  Officer

John P. Lynch         2003     110,000      9,735         -              -           -          -           2,422
  Executive Vice      2002      97,000      4,056         -              -           -          -           2,506
  President           2001      93,200      6,636         -            1,260         -          -           2,475

Rebecca J. Sargent    2003     105,000      6,000         -              -           -          -             238
  Senior Vice         2002      86,000      7,560         -              -           -          -             848
  President and       2001      80,000      2,400         -              630         -          -              32
  Senior Financial
  Services Officer

--------------------
<F1>  The Bank provides its executive officers with noncash benefits and perquisites. Management of the Bank believes the aggregate value of these benefits for 2003 did not, in the case of Messrs. Blyberg and Lynch and Ms. Sargent, exceed $50,000 or 10% of the applicable aggregate salary and bonus reported in the Summary Compensation Table.

<F2>  For Messrs. Blyberg and Lynch and Ms. Sargent, this includes imputed income on group term life insurance coverage of $3,427, $2,138 and $52, respectively and imputed income on bank owned life insurance of $1,140, $284 and $187, respectively.

<F3>  Reflects the fair market value of 50 shares granted to Mr. Blyberg on
      February 12, 2004 at $88.05 per share, 20 shares granted to Mr. Blyberg on March 5, 2003 at $84.00 per share and 50 shares granted to Mr. Blyberg on January 31, 2002 at $63 per share. Reflects the fair market value of 20 shares granted to Mr. Lynch on January 31, 2002 at $63 per share. Reflects the fair market value of 10 shares granted to Ms. Sargent on January 31, 2002 at $63 per share. All shares immediately vested upon grant.

      Directors Fees. Each director of the Bank who is not also an officer is paid a Directors' fee in the amount of $250 for each meeting attended, including meetings of the Board committees of which the director is a member. Directors' fees are paid by the Bank and are not separately paid for attendance at meetings of the Board of Directors of the Company. In 2003,

John V. Sawyer, II, who serves as Chairman of the Board, received a salary of $28,507 per annum from the Bank plus $50 per meeting for attendance at Board and Committee meetings. No director has received any other compensation for Board or committee participation or other special assignments.

      Defined Benefit Pension Plan. The Bank maintains a non-contributory defined benefit pension plan funded by a trust (the "Plan"). All full time employees who are at least 21 years of age and have completed one year of service participate in the Plan. Compensation attributable to the Plan has not been included in the Summary Compensation Table set forth above. Annual contributions to the Plan are computed on an actuarial basis to provide a normal retirement benefit of 60% of average annual salary minus 50% of the participant's social security benefit, with a downward adjustment if the participant, at the time of retirement, has completed less than 25 years of service. "Average Annual Salary" is determined by calculating the average basic compensation of the participant exclusive of bonuses for the three highest consecutive years prior to attaining the age of 65; provided, however, that for the purpose of such calculation base compensation for 2003 may not exceed $200,000. The Plan provides "Normal Retirement Benefits" to participants who terminate their employment after the later of attaining the age of 65 and after the completion of his or her fifth anniversary of initial plan participation. The accrued benefit of a participant who retires prior to normal retirement date is his or her normal benefit adjusted by a fraction which represents his or her Bank employment time divided by the Bank employment time he or she would have had by normal retirement date. Payment options include single life annuities and joint annuities. The Plan provides death benefits to beneficiaries of employees who meet conditions of early retirement (age 55 and 10 years of service) prior to termination of employment. The amount of the benefit is equal to the accrued benefit at date of death paid monthly over a 10 year period. In addition, the spouse of a married employee may elect to receive his or her benefit in the form of a single life annuity. If the employee does not meet conditions for early retirement, a survivor annuity may be payable if the employee is married. The Plan does not provide a disability benefit. Messrs. Blyberg and Lynch and Ms. Sargent are participants in the Plan. For purposes of the Plan, Mr. Blyberg has 11 credit years of service and an Average Annual Salary of $176,540, Mr. Lynch has 24 credit years of service and an Average Annual Compensation of $103,200 and Ms. Sargent has 10 credit years and an Average Annual Compensation of $122,667.

      The table below illustrates retirement compensation for representative salary brackets and years of service with the Bank. The maximum social security offset for 2004 was $21,900.

                             PENSION PLAN TABLE


                                   Years of Service
                ------------------------------------------------------
Remuneration       15         20         25          30          35
------------    -------    -------    --------    --------    --------

  $120,000      $36,630    $48,840    $ 61,050    $ 61,050    $ 61,050
  $130,000      $40,230    $53,640    $ 67,050    $ 67,050    $ 67,050
  $140,000      $43,830    $58,440    $ 73,050    $ 73,050    $ 73,050
  $150,000      $47,430    $63,240    $ 79,050    $ 79,050    $ 79,050
  $160,000      $51,030    $68,040    $ 85,050    $ 85,050    $ 85,050
  $170,000      $54,630    $72,840    $ 91,050    $ 91,050    $ 91,050
  $200,000      $65,430    $87,240    $109,050    $109,050    $109,050
  $205,000      $67,230    $89,640    $112,050    $112,050    $112,050

      The foregoing table illustrates the value of retirement benefits at the compensation levels indicated. Benefits are expressed in today's dollars.

      Deferred Compensation Agreements. In addition to the foregoing defined benefit pension plan, the Bank has entered into deferred compensation agreements with certain of its executive employees, including Messrs. Blyberg and Lynch and Ms. Sargent, pursuant to which, subject to continued employment with the Bank and certain other conditions, such executive employees are entitled to receive certain retirement and disability benefits. Pursuant to his agreement with the Bank, Mr. Blyberg is entitled to receive monthly payments in the amount of $4,152.17, Mr. Lynch is entitled to receive monthly payments in the amount of $2,174.50, and Ms. Sargent is entitled to receive monthly payments in the amount of $2,113.00, for a period of fifteen years following the first to occur of death or retirement after reaching the age of 65 years. Under the terms of the agreement, Mr. Blyberg, Mr. Lynch and Ms. Sargent may elect to retire early after reaching the age of 60 years, in which event he or she would be entitled to receive a proportionately reduced monthly benefit. In addition to the foregoing benefits, under the terms of the agreement, in the event that Mr. Blyberg or Mr. Lynch is permanently disabled prior to attaining the age of 64 years, they would be entitled to receive a disability benefit in the amount of $2,000 and $1,500, respectively, per month from the date of their disability until they reached the age of 65. Upon reaching age 65, they would be entitled to receive the deferred compensation benefit described above. The obligations of the Bank under these deferred compensation agreements is unfunded, but the Bank has purchased insurance contracts on the lives of all covered employees, including Mr. Blyberg, in amounts which are estimated to be sufficient to fund all amounts payable under the agreements.

      Salary Continuation Agreements. The Bank also has entered into salary continuation agreements with certain of its executive officers, including Messrs. Blyberg and Lynch, pursuant to which should the executive terminate his employment, either voluntarily or involuntarily, within three years of a change of control or other "business combination" as defined in the salary continuation agreements, the executive would be entitled to receive an amount equal to the lesser of (i) three times the total compensation paid to him in the last full fiscal year prior to termination of his employment, less one dollar, or (ii) the maximum amount permitted without such payment being deemed an "excessive parachute payment" within the meaning of Section 2806 of the Internal Revenue Code.

         REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

      The Report of the Company's Board of Directors on Executive
Compensation (the "Report") and the Performance Graph (the "Graph") included in this section are provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, the Report and the Graph shall not be deemed "soliciting material", filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of section 18 of the Exchange Act.

      The Board of Directors of the Company has no formal compensation policy applicable to compensation decisions with respect to its executive officers. In 2004, the Bank has established a Compensation Committee which is responsible for formulating a compensation recommendation with respect to Mr. Blyberg. While there are no objective criteria which specifically relate corporate performance to compensation determinations, in formulating its recommendation with respect to compensation of Mr. Blyberg during the last fiscal year, the Board of Directors considered, among other factors, the seniority and experience of Mr. Blyberg and the relationship of his compensation to that of other executive officers employed by the

Bank and to persons holding comparable positions at other similarly situated banks in Maine. In reaching its determination as to the compensation of Mr. Blyberg, the Board of Directors did not use any objective measure of the Bank's performance but considered, in general, the performance of the Bank in relationship to that of other similarly situated banks in Maine.

      The forgoing report regarding compensation has been submitted by the Board of Directors.


Arthur J. Billings   Peter A. Clapp      Douglas A. Gott       Robert W. Spear
Peter A. Blyberg     Samuel G. Cohen     James L. Markos, Jr.  Richard W. Teele
Blake B. Brown       Sandra H. Collier   John V. Sawyer, II    Paul L. Tracy
Richard C. Carver    Robert B. Fernald   Stephen C. Shea

      Compensation Committee Interlocks And Insider Participation. The Bank has established a formal Compensation Committee, but the Company has not established a formal Compensation Committee. All compensation recommendations are considered and voted upon by the full Board of Directors. Mr. Blyberg is a member of the Board of Directors and a member of the Executive Committee. He has abstained from participating in discussions or recommendations regarding his own compensation.

      None of the executive officers of the Company or the Bank served as a member of another entity's Board of Directors or as a member of the Compensation Committee of another entity (or other board committee performing equivalent functions) during 2003, which entity had an executive officer serving on the Board of Directors of the Company or the Bank. There are no interlocking relationships between the Company, the Bank and other entities that might affect the determination of the compensation of our executive officers.

      Transactions with Certain Related Persons. The Bank makes loans to its executive officers, employees and directors. These loans are made in the ordinary course of business, were made on substantially the same terms, including interest and collateral, as those prevailing at the time for comparable transactions, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. At December 31, 2003, loans to non-employee directors, executives and their associates totaled $3,398,432.

                              PERFORMANCE GRAPH

      The following graph provides a comparison of total shareholder return on the Common Stock of the Company with that of other comparable issuers. The following graph illustrates the estimated yearly percentage change in the Company's cumulative total shareholder return on its Common Stock for each of the last five years. For purposes of comparison, the graph also illustrates comparable shareholder return of NASDAQ banks as a group as measured by the NASDAQ Bank Stock Index. The graph assumes a $100 investment on December 31, 1998 in the common stock of the Company and NASDAQ banks as a group and measures the amount by which the market value of each, assuming reinvestment of dividends, has increased as of December 31 of each calendar year since the base measurement point of December 31, 1998.


                           1998      1999      2000      2001      2002      2003
                           ----      ----      ----      ----      ----      ----

UNBH                      100.00    100.78     79.69     59.06     78.75     82.50
Nasdaq Financial Index    100.00     91.04    101.06    104.45    100.55    128.80

      Common Stock of the Company is not actively traded on any market, and therefore, no market index is available for the purpose of determining the market price of such common stock as of any particular date. The foregoing graph is based upon a good faith determination of approximate market value for each year indicated based on anecdotal information available to the Company as to the value at which its common stock has traded in isolated transactions from time to time. Therefore, although the graph represents a good faith estimate of shareholder return as reflected by market value, the valuations utilized are, of necessity, estimates and may not accurately reflect the actual value at which common stock has traded in particular transactions as of any of the dates indicated.

                        _____________________________

                                 PROPOSAL 3:

                              ELECTION OF CLERK

                        _____________________________

      The Clerk of the Company is to be elected by the stockholders at an annual meeting or special meeting duly called for that purpose. At the Annual Meeting, the stockholders of the Company are being asked to elect Sally J. Hutchins, the nominee proposed by the Board of Directors, as Clerk of the Company to serve until the 2005 Annual Meeting of Stockholders, or special meeting in lieu thereof, and until her successor is elected and qualified.

      Ms. Hutchins is, and has been, Senior Vice President of the Company and Senior Vice President, Treasurer and Clerk of the Bank since 1999. She has been Clerk of the Company since 1993.

      The Board of Directors unanimously recommends a vote "FOR" the election of Ms. Hutchins as Clerk of the Company.

                          REPORT OF AUDIT COMMITTEE

      The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of section 18 of the Securities Exchange Act of 1934, as amended.

March 9, 2004

To the Board of Directors of Union Bankshares Company:

      We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2003.

      We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

      We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, "Independence Discussions with Audit Committees," as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

      Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the SEC.

                                       Richard W. Teele, Chairman
                                       Robert B. Fernald
                                       Robert W. Spear
                                       Peter A. Clapp

                    AUDIT FEES AND PRE-APPROVAL POLICIES

Audit Fees

      During the fiscal year ended December 31, 2003, the Company retained and paid BDMP to provide audit and other services. The aggregate fees for professional audit services for the audit of the Company's financial statements for the years ended December 31, 2003 and 2002 and fees billed for other services during those periods by our independent auditors are set forth below.

      Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant, Berry, Dunn, McNeil & Parker (BDMP), for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-Q for the years ended December 31, 2003 and 2002 were $63,800 and $59,400, respectively.

      Audit-Related Fees. The aggregate fees billed for assurance and related services rendered by BDMP related to the performance of the audit or review of the Company's financial statements in the years ended December 31, 2003 and 2002 were $18,300 and $21,300, respectively. These services related to implementation of the Sarbanes Oxley Act of 2002, audits of employee benefit plans, and miscellaneous accounting and disclosure matters.

      Tax Fees. The aggregate fees billed for professional services rendered by BDMP for tax compliance, tax advice and tax planning in the years ended December 31, 2003 and 2002 were $12,400 and $10,100, respectively. The nature of the services comprising the fees disclosed under this category are preparation of federal and state tax returns, review of estimated tax payments, review of compliance with information reporting requirements and tax planning.

      All Other Fees. There were no services provided under this category for the years ended December 31, 2003 and 2002.

      The Audit Committee has considered the compatibility of the non-audit services furnished by BDMP with the firm's need to be independent.

Pre-Approval Policies

      Pursuant to the Charter of the Audit Committee of the Board of Directors of the Company, it is the policy of the Company that the Audit Committee shall pre-approve all audit and non-audit services provided by the Company's independent auditor. None of the services described in each of the paragraphs above were subject to the pre-approval exception pursuant to 17 CFR 210.2-01(c)(7)(i)(C).

                    _____________________________________

                                 PROPOSAL 4:

                      SELECTION OF INDEPENDENT AUDITORS

                    _____________________________________

      The Board recommends that the stockholders ratify the Audit
Committee's appointment of Berry, Dunn, McNeil & Parker as independent auditors of the Company for 2004.

      Berry, Dunn, McNeil & Parker has assisted the Company with periodic filings with the SEC. In addition, Berry, Dunn, McNeil & Parker performed services for the Bank in connection with the preparation of income tax filings. All services rendered by Berry, Dunn, McNeil & Parker were approved by the Audit Committee, which considered the possible effect of such services on the independence of Berry, Dunn, McNeil & Parker. Management anticipates that Berry, Dunn, McNeil & Parker will render comparable services to the Bank and the Company in 2004.

      Stockholder approval of the selection of auditors is not required, but the Board is of the view that an expression of opinion by the stockholders as to the appropriateness of this selection is desirable. The Board recommends that its selection of Berry, Dunn, McNeil & Parker be ratified. If its selection is not ratified, the Board, through the Audit Committee, will take action to appoint a different auditor. It is expected that a representative of Berry, Dunn, McNeil & Parker will be present at the Meeting, will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

      The Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of Berry, Dunn, McNeil & Parker to serve as the Company's independent auditors for 2004.

                                OTHER MATTERS

      Management knows of no other matters to be presented for action at the Meeting. If any of the nominees for the office of Director become unavailable for election or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the person voting the proxies.

               STOCKHOLDERS PROPOSALS FOR NEXT ANNUAL MEETING

      Stockholders may submit proposals for consideration at the 2005 Annual Meeting. In order to be included in the Company's proxy statement and form of proxy relating to that meeting, such proposals must be received by the Company no later than January 21, 2005. Proposals should be addressed to Peter A. Blyberg, President, Union Bankshares Company, P.O. Box 479, Ellsworth, Maine 04605. Any such proposal will be subject to Rule 14a-8 of the rules and regulations promulgated by the SEC. If a stockholder wishes to submit a proposal to the 2005 Annual Meeting without including such proposal in the proxy statement for that meeting, that proposal will be considered untimely, and the proxies solicited by the Board of Directors will confer discretionary authority to vote on the proposal as the proxy holders see fit, if the Company is not notified of such proposal by April 6, 2005.

                                       By Order of the Board of Directors


                                       Sally J. Hutchins
                                       Clerk

Ellsworth, Maine
April 19, 2004

                                                                    ANNEX A

          Corporate Governance Committee of the Board of Directors
                Union Bankshares Company/Union Trust Company

                                   CHARTER

Statement of Policy

The responsibilities of the Corporate Governance Committee are to develop the approach of the Company to matters of corporate governance, including identifying individuals qualified to become Board and Committee members; developing and recommending to the Board a set of corporate governance principles applicable to the Company; addressing corporate governance issues for the Board; providing for a top management selection process; and reviewing the compensation structure for the Board.

Membership

The Committee shall be composed entirely of independent Directors. The Committee shall be composed of four members of the Board, one of whom shall be the Chairman of the Board. The Chair of the Governance Committee shall be someone other than the Chairman of the Board. The Board of Directors shall appoint the members of the Committee.

For purposes of the Committee, an independent Director shall be one who (a) is not and has not been employed by the Bank or an affiliate within the last three years; (b) has not individually or through his or her firm, in the past three years, accepted more than $60,000 per year in consulting, advisory or other compensatory fees, from the Bank, other than in such Director's capacity as a member of the Board of Directors; and (c) has not been employed by or a partner of the Bank's independent auditors and worked on the Bank's audit engagement in the past three years.

Scope of Powers and Functions

The Committee shall have such powers and functions as may be assigned to it by the Board of Directors from time to time. However, such functions shall, at a minimum, include the following:

      * Identify and recommend to the Board qualified individuals as nominees for election, re-election or appointment as directors.

      * To establish criteria for Advisory Board membership and to act upon management recommendations for Advisory Board appointments. To monitor and evaluate the performance of the Advisory Board and its functions, at least annually.
      * To establish and review all components of the compensation for directors and recommend any changes to the Board.
      * To develop and recommend to the Board of Directors for its approval an annual evaluation process of the Board and its committees.
      * To consider matters of corporate governance and to review and publish periodically, to the extent required or considered desirable, the Bank's corporate governance principles.
      * To review, periodically, any plans adopted by the Bank that might impact the rights of shareholders or the election of Directors.
      * To provide for an orderly succession planning procedure for top management and review the management development plans for senior executives.
      * To ensure that new directors receive appropriate orientation materials.
      * Undertake from time to time such additional activities within the scope of the Committee's primary functions, as it may deem appropriate.

Administrative

Members of Senior Management or others may attend meetings of the Committee at the invitation of the Committee and shall provide pertinent information as necessary. The Chairman of the Committee shall call for meetings and set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting materials, to the Committee members prior to each meeting. The Chairman will also cause minutes of each meeting to be prepared and circulated to the Committee members. The Committee may meet via telephone conference calls. A majority of the members of the Committee shall constitute a quorum for all purposes. The committee shall report its actions and recommendations to the Board after each committee meeting.

                                                                    ANNEX B

                Union Bankshares Company/Union Trust Company

                           Audit Committee Charter


      I.    Audit Committee
            ---------------

There shall be a Committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of at least three Directors who are independent of the Management of the Bank and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgement as a Committee Member. The Chairman of the Board shall appoint one of the Directors Chairperson of the Committee.

                                Independence
                                ------------

      Audit committee members must be independent. Audit committee members are barred from accepting any consulting, advisory or compensatory fee from the Bank or any subsidiary, other than in the member's capacity as a member of the board or any board committee. An audit committee member must not be an affiliated person of the Bank or any subsidiary apart from capacity as a member of the board or any board committee.

      A Director will not be considered "Independent" if, among other things, the Director has:

      * Been employed by the Bank or its affiliates in the current year or past three years.
      * Accepted any compensation from the Bank or its affiliates in excess of $60,000 during the previous fiscal year (except for board services, retirement plan benefits, or non-discretionary compensation.)
      * An immediate family member who is, or has been in the past three years, employed by the Bank or its affiliates as an executive officer.
      * Been a partner, controlling shareholder or an executive officer of any for profit business to which the Bank made or from which it received, payments (other than those which arise solely from investments in the Bank's securities) that exceed five percent of the Bank's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.
      * Been employed as an executive of another entity where any of the Bank's executives serve on that entity's compensation committee.

      II.   Statement of Policy
            -------------------

The Audit Committee shall provide assistance to the Bank's Directors in fulfilling their responsibilities to shareholders and investment community relating to the Bank's accounting, reporting practices of the Bank and quality and integrity of the financial reports of the Bank. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communications between the Board of Directors, the Independent Auditors, the Internal Auditors, and the financial management of the Bank.

      III.  Meetings
            --------

The Audit Committee shall meet at least bi-monthly, or more frequently as circumstances dictate. The Audit Committee will meet at least annually in a separate executive session with Management, Examiners, the Independent Auditors or Internal Auditors to discuss any matters that the Audit Committee or each of these groups believes should be discussed privately.

      IV.   Responsibilities
            ----------------

            1. Review and update this Charter at least annually or as conditions dictate and ascertain that this charter is reported in the Bank's proxy statement at least once every three years.

            2. Report findings and recommendations periodically to the Board of Directors.

            3. Review and recommend to the Board of Directors the Independent Auditors to be selected to audit the financial statements of the Bank and subsidiaries. The committee is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the bank. The Audit Committee is responsible for pre-approving all audit and permissible non-audit services. The committee can appoint a member of the committee to act in its capacity. At the next meeting, that member would inform the committee of any services approved.

            4. Meet with the Independent Auditors and Management of the Bank to review the scope of the proposed audit for the current year and the audit procedures to be used, and at the conclusion review audit findings, including comments or recommendations of the Independent Auditors.

            5. Review the Internal Audit function of the Bank including the independence and authority of its reporting obligations, the proposed audit plan for the current year and the coordination of such plans with the Independent Auditors.

            6. Consult with the Independent and Internal Auditors regarding the integrity of the Bank's financial reporting processes (internal and external).

            7. Inquire as to the Independent Auditors judgments about the quality and appropriateness of the Bank's accounting principles as applied in its financial statements.

            8. Consider and approve, if appropriate, major changes to the Bank's auditing and accounting principles and practices as suggested by the Independent Auditors, Management or the Internal Auditors.

            9. Review and approve the required reports to be included in the Bank's annual proxy statement to shareholders.

            10. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Bank's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of Management and the Independent Auditor.

            11. Inquire as to the independence of the Independent Auditor and obtain from the Independent Auditor, at least annually, a formal written statement delineating all relationships between the Independent Auditor and the Bank as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

            12. Review with financial management and the Independent Auditor the quarterly financial statements preferably prior to the release of earnings but no later than the filing of the 10-Q. The review will focus on the impact of significant events, transactions and changes in accounting estimates considered by the Independent Auditor in performing their review of the Bank's interim financial statements. The Chair of the Committee may represent the entire Committee for purpose of this review, followed by a report of the discussion to the full Audit Committee.

            13. Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      V.    Other Considerations
            --------------------

            1. Review and concur in the appointment, replacement, reassignment, evaluation, compensation or dismissal of the Internal Auditors.

            2. Review and approve requests for any management consulting engagement to be performed by the Bank's Independent Auditors and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter.

            3. As needed review with general counsel legal and regulatory matters that may have a material impact on the Bank's financial statements, compliance policies and programs.

            4. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain Independent Counsel and other professionals to assist in the conduct of any investigation.

      VI.   Independent Auditors
            --------------------

            1. Each year the Independent Auditing Firm will present their Audit Plan and the estimated fees for performing the annual audit and quarterly reviews of Form 10-Q in the form of an engagement letter. This engagement letter will be presented to the Audit Committee for their approval.

            2. The Audit Committee will meet with the Independent Auditors to review the Audit Plan and results of their annual audit and to discuss any concern of the Independent Auditors including those items cited in the Management Letter on the Bank's internal control function.

            3. Will discuss with the Audit Committee the matters required to be discussed by Generally Accepted Auditing Standards (GAAS).

      VII.  Internal Auditors
            -----------------

The objective of the Bank's internal audit function is to determine that the Bank has established effective internal controls and compliance with managerial policies, laws, regulations and generally accepted accounting principles.

            1. Either an employee of the Bank will fulfill internal audit responsibilities or a combination of internal employees and an outside firm that provides internal audit services. On an annual basis, senior management and the Audit Committee will evaluate whether the internal audit function should be fulfilled by a Bank employee or employees or an outside firm, which provides internal audit services.

            2. The internal auditors will use follow-up procedures to ensure that exceptions noted during regulatory exams, independent or internal audits are addressed in a satisfactory manner.

            3. The President and the Audit Committee will have authority to approve additional internal audits which have not been included as part of the current year's Audit Plan.

UNION BANKSHARES COMPANY    P    The undersigned hereby appoints Sally J.
66 MAIN STREET              R    Hutchins and Peter A. Blyberg as Proxies,
ELLSWORTH, MAINE 04605      O    each with power to appoint a substitute and
                            X    hereby authorizes each of them to represent
                            Y    and vote as designated below, all the shares
                                 of common stock of the Company held of
This proxy is solicited on       record by the undersigned as of the close of
behalf of the Board of           business on March 22, 2004 at the annual
Directors                        meeting of the stockholders to be held on
                                 May 20, 2004 or at any adjournment thereof.

1.    To set the number of Directors at 18:

                    FOR ( )    AGAINST ( )    ABSTAIN ( )

2.    To elect as Directors:

      Blake B. Brown, Douglas A. Gott, James L. Markos, Jr.,
      John V. Sawyer, II and Paul L. Tracy

      ( )   VOTE FOR ALL LISTED NOMINEES
      ( )   AUTHORITY TO VOTE FOR DIRECTORS IS WITHHELD
      ( )   VOTE FOR LISTED NOMINEES EXCEPT THE FOLLOWING:
            (Instruction: To withhold authority to vote for any individual nominee, write the name of the nominee(s) in the space provided below.)

      _____________________________________________________________________

3.    To elect Sally J. Hutchins as Clerk of the Company

                    FOR ( )    AGAINST ( )    ABSTAIN ( )

4. To ratify the Audit Committee of the Board of Directors' appointment of Berry, Dunn, McNeil & Parker as independent auditors of the Company for 2004.

                    FOR ( )    AGAINST ( )    ABSTAIN ( )

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED ON BEHALF OF THE UNDERSIGNED STOCKHOLDER IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES IN PROPOSALS 2 AND 3, AND IN FAVOR OF PROPOSALS 1 AND 4, AND IN THE DISCRETION OF MANAGEMENT WITH RESPECT TO ANY OTHER MATTERS WHICH MAY COME BEFORE THE MEETING.

      Please sign exactly as name appears below. Only one joint tenant need sign. When signing as attorney, executor, administrator, trustee or guardian, or in any representative capacity, please give full title.

                                       DATE______________________, 2004

                                       ________________________________
                                       Signature

                                       ________________________________
                                       Signature